Note 14 - Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 14 - SUBSEQUENT EVENTS

Financing

On March 2, 2015, the Company entered into a convertible loan agreement with Alpha Capital Anstalt ("Alpha") to borrow $1,250,000 (the "Loan"). The Loan is convertible into shares of Common Stock at a rate of $1.00 per share, bears interest at a rate of 8.0% per annum, all principal and interest is due on September 2, 2015, and the loan is secured by the assets of the Company and its subsidiaries (excluding Powerhouse One and all interest in its operations, its assets, and proceeds or distributions therefrom). The principal and accrued interest amounts on the Loan are convertible at any time into shares of Common Stock at a rate of $1.00 per share. In connection with the Loan, the Company granted Alpha 937,500 warrants (the ‘Warrants”) exercisable at $1.50 per share, certain piggy-back registration rights, cashless exercise privileges and anti-dilution protection on both the Common Stock into which the Loan may convert and for which the Warrants may be exercised under the occurrence of certain events.

 Acquisition (pending)

On March 2, 2015, the Company entered into a MIPA with Innovative Solar Systems, LLC, a solar developer operating primarily in North Carolina, to acquire Innovative Solar 42, LLC ("IS 42"), the owner of a 72.9mw AC solar project to be built in Fayetteville, North Carolina. IS 42 holds a single and intangible asset, a 10-year PPA with Duke Energy Progress, Inc. IS 42 does not have, nor has it ever had, any other assets, any liabilities, any employees, any revenues, or any operations of any kind. As such, IS 42 is not a "business" as defined in the accounting literature, and it has no historical financial statements. PSI agreed to pay Innovative Solar Systems, LLC $5,832,000 for 100% of the membership interest of IS 42 in a series of payments of approximately $300,000 per month between execution of the MIPA and the financial close (the point at which all project financing is arranged), and a balloon payment at financial close sufficient to having cumulatively paid 70% of the $5,832,000 purchase price. The remaining 30% of the purchase price will be paid in installments of $150,000 per month through the project's commercial operation date. A total of $570,000 has been paid to date, and failure by the Company to make any of the future scheduled payments may result in the loss of all payments made through such date. The Company is working with engineering and construction firms on final designs, and the total cost of the project based upon the preliminary work is expected to be approximately $150 million. The Company is in discussion with multiple parties to provide the acquisition, construction, and permanent financing for the project, however, no assurance can be given that adequate financing on terms acceptable, or even available, to the Company will be obtained. Closing of the acquisition is expected to occur no later than August 30, 2015, and construction is expected to be completed in early 2016.